                                AMENDMENT NO. 14

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 28, 2005, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Income Allocation Fund and AIM International Allocation Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                  MAXIMUM
                                   ASSET
                                   BASED       MAXIMUM     MAXIMUM
                                   SALES       SERVICE    AGGREGATE
       AIM EQUITY FUNDS            CHARGE        FEE         FEE
------------------------------    --------     -------    ---------
PORTFOLIOS
AIM Aggressive Growth Fund         0.75%        0.25%       1.00%
AIM Blue Chip Fund                 0.75%        0.25%       1.00%
AIM Capital Development Fund       0.75%        0.25%       1.00%
AIM Charter Fund                   0.75%        0.25%       1.00%
AIM Constellation Fund             0.75%        0.25%       1.00%
AIM Diversified Dividend Fund      0.75%        0.25%       1.00%
AIM Large Cap Basic Value Fund     0.75%        0.25%       1.00%
AIM Large Cap Growth Fund          0.75%        0.25%       1.00%
AIM Mid Cap Growth Fund            0.75%        0.25%       1.00%
AIM Select Basic Value Fund        0.75%        0.25%       1.00%
AIM Weingarten Fund                0.75%        0.25%       1.00%

                                         MAXIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
          AIM FUNDS GROUP                CHARGE       FEE         FEE
------------------------------------     -------    -------    ---------
PORTFOLIOS
AIM Basic Balanced Fund                   0.75%      0.25%       1.00%
AIM European Small Company Fund           0.75%      0.25%       1.00%
AIM Global Value Fund                     0.75%      0.25%       1.00%
AIM International Small Company Fund      0.75%      0.25%       1.00%
AIM Mid Cap Basic Value Fund              0.75%      0.25%       1.00%
AIM Premier Equity Fund                   0.75%      0.25%       1.00%
AIM Select Equity Fund                    0.75%      0.25%       1.00%
AIM Small Cap Equity Fund                 0.75%      0.25%       1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED     MAXIMUM     MAXIMUM
                                               SALES     SERVICE    AGGREGATE
            AIM GROWTH SERIES                  CHARGE      FEE         FEE
-------------------------------------------   -------    -------    ---------
PORTFOLIOS
AIM Basic Value Fund                           0.75%      0.25%       1.00%
AIM Conservative Allocation Fund               0.75%      0.25%       1.00%
AIM Global Equity Fund                         0.75%      0.25%       1.00%
AIM Growth Allocation Fund                     0.75%      0.25%       1.00%
AIM Income Allocation Fund                     0.75%      0.25%       1.00%
AIM International Allocation Fund              0.75%      0.25%       1.00%
AIM Mid Cap Core Equity Fund                   0.75%      0.25%       1.00%
AIM Moderate Allocation Fund                   0.75%      0.25%       1.00%
AIM Moderate Growth Allocation Fund            0.75%      0.25%       1.00%
AIM Moderately Conservative Allocation Fund    0.75%      0.25%       1.00%
AIM Small Cap Growth Fund                      0.75%      0.25%       1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED     MAXIMUM     MAXIMUM
                                       SALES     SERVICE    AGGREGATE
  AIM INTERNATIONAL MUTUAL FUNDS       CHARGE      FEE         FEE
----------------------------------    -------    -------    ---------
PORTFOLIOS
AIM Asia Pacific Growth Fund           0.75%      0.25%       1.00%
AIM European Growth Fund               0.75%      0.25%       1.00%
AIM Global Aggressive Growth Fund      0.75%      0.25%       1.00%
AIM Global Growth Fund                 0.75%      0.25%       1.00%
AIM International Core Equity Fund     0.75%      0.25%       1.00%
AIM International Growth Fund          0.75%      0.25%       1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED     MAXIMUM     MAXIMUM
                                     SALES     SERVICE    AGGREGATE
      AIM INVESTMENT FUNDS           CHARGE      FEE         FEE
--------------------------------    -------    -------    ---------
PORTFOLIOS
AIM Developing Markets Fund          0.75%      0.25%       1.00%
AIM Global Health Care Fund          0.75%      0.25%       1.00%
AIM Trimark Fund                     0.75%      0.25%       1.00%
AIM Trimark Endeavor Fund            0.75%      0.25%       1.00%
AIM Trimark Small Companies Fund     0.75%      0.25%       1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED     MAXIMUM     MAXIMUM
                                     SALES     SERVICE    AGGREGATE
AIM INVESTMENT SECURITIES FUNDS      CHARGE      FEE         FEE
--------------------------------    -------    -------    ---------
PORTFOLIOS
AIM Global Real Estate Fund          0.75%      0.25%       1.00%
AIM High Yield Fund                  0.75%      0.25%       1.00%
AIM Income Fund                      0.75%      0.25%       1.00%
AIM Intermediate Government Fund     0.75%      0.25%       1.00%
AIM Money Market Fund                0.75%      0.25%       1.00%
AIM Municipal Bond Fund              0.75%      0.25%       1.00%
AIM Total Return Bond Fund           0.75%      0.25%       1.00%
AIM Real Estate Fund                 0.75%      0.25%       1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED     MAXIMUM     MAXIMUM
                                     SALES     SERVICE    AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS      CHARGE      FEE         FEE
-------------------------------     -------    -------    ---------
PORTFOLIOS
AIM Opportunities I Fund             0.75%      0.25%       1.00%
AIM Opportunities II Fund            0.75%      0.25%       1.00%
AIM Opportunities III Fund           0.75%      0.25%       1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED     MAXIMUM     MAXIMUM
                                     SALES     SERVICE    AGGREGATE
    AIM TAX-EXEMPT FUNDS            CHARGE       FEE         FEE
------------------------------      -------    -------    ---------
PORTFOLIO
AIM High Income Municipal Fund       0.75%      0.25%       1.00%

                             MAXIMUM
                              ASSET
                              BASED      MAXIMUM      MAXIMUM
                              SALES      SERVICE     AGGREGATE
AIM COUNSELOR SERIES TRUST    CHARGE       FEE          FEE
--------------------------   -------     -------     ---------
PORTFOLIO
AIM Advantage Health
  Sciences Fund               0.75%       0.25%        1.00%
AIM Multi-Sector Fund         0.75%       0.25%        1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED      MAXIMUM     MAXIMUM
                                    SALES      SERVICE    AGGREGATE
      AIM SECTOR FUNDS              CHARGE       FEE         FEE
-------------------------------    -------     -------    ---------
PORTFOLIO
AIM Energy Fund                     0.75%       0.25%       1.00%
AIM Financial Services Fund         0.75%       0.25%       1.00%
AIM Gold & Precious Metals Fund     0.75%       0.25%       1.00%
AIM Leisure Fund                    0.75%       0.25%       1.00%
AIM Technology Fund                 0.75%       0.25%       1.00%
AIM Utilities Fund                  0.75%       0.25%       1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED      MAXIMUM     MAXIMUM
                                    SALES      SERVICE    AGGREGATE
       AIM STOCK FUNDS              CHARGE       FEE         FEE
-------------------------------    -------     -------    ---------
PORTFOLIO
AIM Dynamics Fund                   0.75%       0.25%       1.00%
AIM Small Company Growth Fund       0.75%       0.25%       1.00%"